UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2004

TeraForce Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-11630	76-0471342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1240 East Campbell Road, Richardson, Texas		75081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	469-330-4960

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 25, 2004 our wholly-owned subsidiary, DNA Computing Solutions, Inc. ("DCS"), expanded its revolving crdit arrangement with FirstCapital Bank ("FirstCapital") by entering into a new Loan Agreement with whereby it can borrow up to $600,000 on a revolving basis. This new agreement is in addition the the $575,000 loan agreement with FirstCapital that was entered into in July 2004. Collectively, these loan agreement provide for borrowings of up to $1,175,000 (the "Loans"). The Loans are secured by the fixed assets, accounts receivable and inventory of DCS and by limited guarantees provided by a group of private investors, including one of our directors. The advances under the Loans bear interest, payable monthly, at prime plus 1%. All amounts outstanding under the Loans are due January 30, 2006 but may be repaid at any time without penalty.

Item 3.02. Unregistered Sales of Equity Securities.

As consideration for providing the guarantees that secure the new loan agreement referred to in Section 2.03 herein, we have entered into a Reimbursement Agreement dated July 22, 2004 with the guarantors. Pursuant to the Reimbursement Agreement and related agreements, the investors have the right to purchase up to 3,333,333 shares of our common stock for $600,000 in cash, the proceed of which will be use repay amounts outstanding under the new loan agreement and provide for the release of the guarantees. In addition, the investors have received warrants to purchase an aggregate of 6,666,667 shares of our common stock at a price of $0.20 per share. The warrants may be exercised at any time through July 31, 2010.

The Company has entered into registration rights agreements with each of these investors, and has agreed to file a registration statement registering the 3,333,333 shares of common stock that may be purchased by the investors upon repayment of the Note and the up to 36,666,667 shares of common stock to be issued upon the exercise of the warrants. The registration statement is to be filed no later than December 31, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeraForce Technology Corporation

October 27, 2004	By:	Herman M. Frietsh

Name: Herman M. Frietsh
Title: Chairman and CEO

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Exhibit Index

Exhibit No.	Description

4.1	Form of Warrant
4.2	Form of Registration Rights Agreement
10..1	Reimbursement Agreement
10.2	Subordinated Loan Agreement